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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 19, 1999
                                                 -------------------------------



                             MATRIA HEALTHCARE, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                         0-20619                  58-2205984
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(State or other                 (Commission               (IRS Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)


1850 Parkway Place, Marietta, Georgia                         30067
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code       (770) 423-4500
                                                  ------------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 2.    Acquisition or Disposition of Assets

           On January 19, 1999, Matria Healthcare, Inc., a Delaware corporation ("Matria"), completed its acquisition, effective January 1, 1999, of substantially all of the assets of Gainor Medical Management, L.L.C., a Georgia limited liability company ("Gainor Medical"), for a purchase price of approximately $130 million. The acquisition agreement also provides for additional contingent purchase price of up to $35 million based on 1999 financial performance. The assets acquired included the outstanding capital stock of, and membership interests and other equity interests in the subsidiaries of Gainor Medical. The purchase price was determined through arms length negotiations between the parties.

         At the closing of the transaction, Matria paid $83.8 million of the purchase price in cash, assumed approximately $1.2 million in debt and issued $45 million in redeemable preferred stock and warrants of Matria. The transaction also included a cash adjustment payable by Matria of approximately $6.6 million, one-half of which was paid at the closing and the remaining one-half of which is payable on April 1, 1999. If earned, the contingent purchase price is payable by the issuance in the year 2000 of subordinated notes.

         The cash portion of the purchase price was financed partially through a $125 million five-year credit facility obtained from First Union National Bank. The credit facility consists of an $80 million term loan facility and a $45 million revolving credit facility.

           Prior to the acquisition, there were no material relationships between Gainor Medical and Matria or any of its affiliates, directors or officers. Matria will continue to operate the diabetes disease management and microsampling businesses acquired from Gainor Medical, and Mr. Mark J. Gainor, chief executive officer of Gainor Medical, will serve as President of Matria's diabetes division. In addition, Matria's Board of Directors has been expanded to include Mr. Gainor and Mr. Rod F. Dammeyer, Managing Director of Equity Group Corporate Investments, a privately held investment firm controlled by Mr. Sam Zell. On the date of the closing, Matria also entered into a five year agreement with Mr. Gainor and Sam Zell affiliate SZ Investments, L.L.C. ("SZI"), the two principal equity holders in Gainor Medical, which allows Mr. Gainor and SZI to increase their stock ownership in Matria to an aggregate of up to thirty five percent of Matria Common Stock, on a fully diluted basis (the "Standstill Agreement"), subject to a requirement that they refrain from any attempt to gain control of Matria during the term of the Standstill Agreement. Pursuant to this transaction, Matria has amended its shareholder rights plan to permit the acquisition of shares by Mr. Gainor, SZI and their respective affiliates and permitted transferees within the limits set forth in the Standstill Agreement.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired

         It is impracticable for Matria to provide the required audited financial statements of the acquired business (the "Financial Statements") at the time this report on Form 8-K is filed. Matria



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will file these Financial Statements as soon as they are available, which will be not later than 60 days following the date of this report on Form 8-K.

         (b)      Pro Forma Financial Information

         It is impracticable for Matria to provide the required pro forma financial information reflecting the acquisition of the acquired business at the time this report on Form 8-K is filed. Matria will file such pro forma financial information as soon as it is available, which will be not later than 60 days following the date of this report on Form 8-K.

         (c)      Exhibits

                  Exhibit No.              Description of Exhibit
                  -----------              ----------------------

                      2.1*          Purchase and Sale and Agreement dated
                                    December 21, 1998, by and between Matria
                                    Healthcare, Inc. and Gainor Medical
                                    Management, L.L.C. (with Exhibits)

                      4.1           Certificate of Designations, Preferences and
                                    Relative, Participating, Optional and Other
                                    Special Rights of 4% Series A Convertible
                                    Preferred Stock dated January 15, 1999

                      4.2           Certificate of Designations, Preferences and
                                    Relative, Participating, Optional and Other
                                    Special Rights of 8% Series B Redeemable
                                    Preferred Stock dated January 15, 1999

                      4.3           Credit Agreement dated January 19, 1999
                                    among Matria Healthcare, Inc., certain other borrowers from time to time party thereto, the banks and other financial institutions from time to time party thereto, and First
                                    Union National Bank as Administrative Agent.

                      99            Amendment to Rights Agreement effective
                                    December 21, 1998

*Confidential treatment has been requested as to certain omitted portions of this exhibit, which portions have been filed separately with the Securities and Exchange Commission.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Matria has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Matria Healthcare, Inc.
                                       -----------------------
                                       Registrant

                                       By: /s/ Donald R. Millard
                                           -------------------------------------
                                           Donald R. Millard
                                           President and Chief Executive Officer

Date: February 3, 1999
























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                                INDEX TO EXHIBITS


       Exhibit No.                       Description of Exhibit
       -----------                       ----------------------

           2.1*            Purchase and Sale and Agreement dated December 21,
                           1998, by and between Matria Healthcare, Inc. and Gainor Medical Management, L.L.C. (with Exhibits)

           4.1             Certificate of Designations, Preferences and
                           Relative, Participating, Optional and Other Special
                           Rights of 4% Series A Convertible Preferred Stock dated January 15, 1999

           4.2             Certificate of Designations, Preferences and
                           Relative, Participating, Optional and Other Special
                           Rights of 8% Series B Redeemable Preferred Stock dated January 15, 1999

           4.3             Credit Agreement dated January 19, 1999 among Matria
                           Healthcare, Inc., certain other borrowers from time to time party thereto, the banks and other financial institutions from time to time party thereto, and First Union National Bank as Administrative Agent.

           99              Amendment to Rights Agreement effective December 21,
                           1998

*Confidential treatment has been requested as to certain omitted portions of this exhibit which portions have been filed separately with the Securities and Exchange Commission.









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